								  Exhibit 3


	Certificate of Amended Articles of Incorporation of Registrant as filed with the Ohio Secretary of State on May 25, 1983

	       CERTIFICATE OF AMENDED ARTICLES OF INCORPORATION
				    OF
		       OHIO CASUALTY CORPORATION



		John G. Sloneker, who is Chairman of the Board, and William L. Woodall, who is Secretary of the above named Ohio corporation for profit, do hereby certify that at a meeting on the 19th day of May, 1983, the holders of all shares of voting stock and at which a quorum of said stockholders were present in person or by proxy, did by an affirmative vote of two-thirds (2/3) of the outstanding stock, adopt the following resolution amending the existing Articles of Incorporation and any amendments thereto:

		RESOLVED, that the Articles of Incorporation of Ohio Casualty Corporation be, and the same hereby are, amended by deleting the same in their entirety and by adopting and substituting the Amended Articles to be and constitute the Articles of the corporation.

		The following Amended Articles were adopted to supersede and take the place of the existing Articles and all amendments thereto:



		     AMENDED ARTICLES OF INCORPORATION
				    OF
			OHIO CASUALTY CORPORATION


		FIRST:  The name of the corporation shall be Ohio Casualty
Corporation.

		SECOND: The place in Ohio where the principal office of the corporation is to be located is the City of Hamilton, County of Butler.

		THIRD: The purpose for which the corporation is formed is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98, inclusive, of the Ohio Revised Code.

		FOURTH: The authorized number of shares of the corporation shall be 20,000,000, each with a par value of Twenty-Five Cents ($.25).

		FIFTH: The Board of Directors of the corporation, when evaluating any offer of another party to (A) purchase or otherwise acquire all or substantially all of the properties or assets of the corporation, (B) merge or consolidate the corporation with or into another corporation or another person, or (C) make a tender or exchange offer for any equity security of the corporation, may, in connection with the exercise of its judgment in determining what is in the best interests of the corporation and its shareholders, give due consideration to all relevant factors, including without limitation (1) the social and economic effects of the proposed transaction on the employees, shareholders and other constituents of the corporation and its subsidiaries and on the communities in which the corporation and its subsidiaries operate or are located, (2) the fairness of the price or financial terms of the proposal, and (3) the relationship of the proposal to the value of the corporation in a transaction of a similar type resulting from arm's length negotiations.

		SIXTH: The Board of Directors shall have the power to cause the corporation from time to time to purchase, hold, sell, transfer or otherwise deal with its own shares or with any security or other promissory obligation which may be convertible into its own shares or may authorize the holder thereof to purchase its own shares, but such authority shall not limit the plenary authority of the Board of Directors to cause the corporation to purchase, sell, transfer or otherwise deal with securities and other promissory obligations which are not so convertible and do not so authorize.

		SEVENTH: A director of this corporation shall not be disqualified by his office from dealing or contracting with the corporation as vendor, purchaser, employee, agent, or otherwise, nor shall any transaction or contract or act of this corporation be void or voidable or in any way affected or invalidated by reason of the fact that any director of any firm of which any director is a member or any corporation of which any director is a shareholder or director is in any way interested in such transaction or contract or act, provided the fact that such director or such firm or such corporation is so interested shall be disclosed or shall be known to the Board of Directors or such members thereof as shall be present at any meeting of the Board of Directors at which action upon any such contract or transaction or act shall be taken; nor shall any such director be accountable or responsible to the corporation for or in respect to any such transaction or contract or act of this corporation or for any gains or profits realized by him by reason of the fact that he or any firm of which he is a member or any corporation of which he is a shareholder or director is interested in such transaction or contract or act; and any such director may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the corporation which shall authorize or take action in respect of any such contract or transaction or act, and may vote thereat to authorize, ratify or approve any such contract or transaction or act, with like force and effect as if he or any firm of which he is a member or any corporation of which he is a shareholder or director were not interested in such transaction or contract or act.

		EIGHTH: No shareholder of the corporation shall be entitled as such, as a matter of right, to preempt or subscribe for or purchase shares of any class, now or hereafter authorized, or to purchase or subscribe for securities or other promissory obligations convertible into or exchangeable for shares of the corporation or which by warrants or otherwise entitle the holder thereof to subscribe for or purchase any such shares, except such rights of subscription or
				      3
purchase, if any, and at such price or prices and upon such terms and conditions as the Board of Directors may from time to time determine.

		NINTH: The Board of Directors may adopt amendments in respect of any unissued or treasury shares of any class and thereby fix or change:
the division of such shares into series and the designation and authorized number of shares of each series; the dividend rate; the dates of payment of dividends and the dates from which they are cumulative; liquidation price; redemption price; sinking fund requirements; conversion rights, and rights on the issuance of shares of any class or series.

		TENTH: Notwithstanding any provision of the Ohio Revised Code requiring for any purpose the vote, consent, waiver or release of the holders of shares of the corporation entitling them to exercise two-thirds (2/3) or any other proportion of the voting power of the corporation or of any class or classes thereof, such action, unless expressly otherwise provided by statute, may be taken by the vote, consent, waiver or release of the holders of the shares entitling them to exercise not less than a majority of the voting power of the corporation or of such class or classes; provided, however, that unless two-thirds (2/3) of the whole authorized number of directors of the corporation shall recommend the approval of any of the following matters, the affirmative vote of the holders of shares entitling them to exercise not less than eighty percent (80%) of the voting power of the corporation entitled to vote thereon shall be required to adopt:

		(1)   a proposed amendment to the articles of the corporation;

		(2) proposed new regulations, or an alteration, amendment or repeal of the regulations of the corporation;

		(3) an agreement of merger or consolidation providing for the merger or consolidation of the corporation with or into one or more other corporations;

		(4) a proposed combination or majority share acquisition involving the issuance of shares of the corporation and requiring shareholder approval;

		(5) a proposal to sell, lease or exchange all or substantially all of the property and assets of the corporation;

		(6)   a proposed dissolution of the corporation; or

		(7) a proposal to fix or change the number of directors by action of the shareholders of the corporation.

		The written objection of a director to any such matter submitted to the president or secretary of the corporation not less than three days before the meeting of shareholders at which any such matter is to be considered shall be deemed to be an affirmative vote by such director against such matter.

		ELEVENTH: (A) In addition to any affirmative vote required by any provision of the Ohio Revised Code or by any other provision hereof, the affirmative vote or consent of the holders of the greater of (a) four-fifths (4/5) of the outstanding common shares of the corporation entitled to vote thereon or (b) that fraction of such outstanding common shares having as the numerator a number equal to the sum of (i) the number of outstanding common shares Beneficially Owned by Controlling Persons (as hereinafter defined) plus
(ii) two-thirds (2/3) of the remaining number of outstanding common shares, and as the denominator a number equal to the total number of outstanding common shares entitled to vote, shall be required for the adoption or authorization of a Business Combination (as hereinafter defined) unless:

		(1) The Business Combination will result in an involuntary sale, redemption, cancellation or other termination of ownership of all common shares of the corporation owned by shareholders who do not vote in favor of, or consent in writing to, the Business Combination and the cash or fair value of other readily marketable consideration to be received by such shareholders for such shares shall at least be equal to the Minimum Price Per Share (as hereinafter defined); and

		(2) A proxy statement responsive to the requirements of the Securities Exchange Act of 1934 shall be mailed to the shareholders of the corporation for the purpose of soliciting shareholder approval of the proposed Business Combination.

		(B) For purposes of this Article ELEVENTH, the following definitions shall apply:

		(1) "Affiliate" shall mean a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person.

		(2) "Associate" shall mean (i) any corporation or organization of which a Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of ten percent (10%) or more of any class of equity securities (ii) any trust or other estate in which a Person has a ten percent (10%) or greater individual interest of any nature or as to which a Person serves as trustee or in a similar fiduciary capacity, (iii) any spouse of a Person, and (iv) any relative of a Person, or any relative of a spouse of a Person, who has the same residence as such Person or spouse.

		(3)   "Beneficial Ownership" shall include without limitation
(i) all shares directly or indirectly owned by a Person, by an Affiliate of such Person or by an Associate of such Person or such Affiliate, (ii) all shares which such Person, Affiliate or Associate has the right to acquire through the exercise of any option, warrant or right (whether or not currently exercisable), through the conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement, and (iii) all shares as to which such Person, Affiliate or Associate directly or indirectly through any contract, arrangement, understanding, relationship or otherwise (including without limitation any written or unwritten agreement to act in concert) has or shares voting power (which includes the power to vote or to direct the voting of such shares) or investment power (which includes the power to dispose or to direct the disposition of such shares) or both.

		(4) "Business Combination" shall mean (i) any merger or consolidation of the corporation with or into a Controlling Person or an Affiliate of a Controlling Person or an Associate of such Controlling Person or Affiliate, (ii) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device of all or any Substantial Part of the assets of the corporation, including without limitation any voting securities of a Subsidiary, or of the assets of a Subsidiary, to a Controlling Person or Affiliate of a Controlling Person or Associate of such Controlling Person or Affiliate, (iii) any merger into the corporation, or into a Subsidiary, of a Controlling Person or an Affiliate of a Controlling Person or an Associate of such Controlling Person or Affiliate,
(iv) any sale, lease, exchange, transfer or other disposition to the corporation or a Subsidiary of all or any part of the assets of a Controlling Person or Affiliate of a Controlling Person or Associate of such Controlling Person or Affiliate but not including any dispositions of assets which, if included with all other dispositions consummated during the same fiscal year of the corporation by the same Controlling Person. Affiliates thereof and Associates of such Controlling Person or Affiliates, would not result in dispositions during such year by all such Persons of assets having an aggregate fair value (determined at the time of disposition of the respective assets) in excess of one percent (1%) of the total consolidated assets of the corporation (as shown on its certified balance sheet as of the end of the fiscal year preceding the proposed disposition); provided, however, that in no event shall any disposition of assets be excepted from shareholder approval by reason of the preceding exclusion if such disposition when included with all other dispositions consummated during the same and immediately preceding four
(4) fiscal years of the corporation by the same Controlling Person, Affiliate thereof and Associates of such Controlling Person or Affiliates, would result in disposition by all such Persons of assets having an aggregate fair value (determined at the time of disposition of the respective assets) in excess of two percent (2%) of the total consolidated assets of the corporation (as shown of its certified balance sheet as of the end of the fiscal year preceding the proposed disposition), (v) any reclassification of the common shares of the corporation, or any recapitalization involving common shares of the corporation, consummated within five (5) years after a Controlling Person becomes a Controlling Person, and (vi) any agreement, contract or other arrangement providing for any of the transactions described in the definition of Business Combination.

		(5) "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

		(6) "Controlling Person" shall mean any Person who Beneficially Owns shares of the corporation entitling that Person to exercise twenty percent (20%) or more of the voting power of the corporation entitled to vote in the election of directors.

		(7) "Minimum Price Per Share" shall mean the sum of (a) the higher of (i) the highest gross per share price paid or agreed to be paid to acquire any common shares of the corporation Beneficially Owned by a Controlling Person, provided such payment or agreement to make payment was made within five (5) years immediately prior to the record date set to determine the shareholders entitled to vote or consent to the Business Combination in question, or (ii) the highest per share closing public market price for such common shares during such five (5) year period, plus (b) the aggregate amount, if any, by which five percent (5%) for each year, beginning on the date on which such Controlling Person became a Controlling Person, of such higher per share price exceeds the aggregate amount of all common share dividends per share paid in cash since the date on which such Person became a Controlling Person. The calculation of the Minimum Price Per Share shall require appropriate adjustments for capital changes, including without limitation stock splits, stock dividends and reverse stock splits.

		(8) "Person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, any unincorporated organization a government or political subdivision thereof, and any other entity.

		(9) "Securities Exchange Act of 1934" shall mean the Securities Exchange Act of 1934, as amended from time to time as well as any successor or replacement statute.

		(10) "Subsidiary" shall mean any corporation more than twenty-five percent (25%) of whose outstanding securities entitled to vote for the election of directors are Beneficially Owned by the corporation and/or one or more Subsidiaries.

		(11) "Substantial Part" shall mean more than ten percent (10%) of the total assets of the corporation in question, as shown on its certified balance sheet as of the end of the most recent fiscal year ending prior to the time the determination is being made.

		(C) During any period in which there are one or more Controlling Persons, this Article ELEVENTH shall not be altered, changed or repealed unless the amendment effecting such alteration, change or repeal shall have received, in addition to any affirmative vote required by any provision of the Ohio Revised Code or by any other provisions hereof, the affirmative vote or consent of the holders of the greater of (a) four-fifths (4/5) of the outstanding common shares of the corporation entitled to vote thereon or (b) that fraction of such outstanding common shares having as the numerator a number equal to the sum of (i) the number of outstanding common shares Beneficially Owned by Controlling Persons plus (ii) two-thirds (2/3) of the remaining number of outstanding common shares, and as the denominator a number equal to the total number of outstanding common shares entitled to vote.

		TWELFTH: These Amended Articles take the place of and supersede the existing Articles of Ohio Casualty Corporation.

		IN WITNESS WHEREOF, the above named officers, acting for and on behalf of the corporation, have subscribed their names this 23rd day of May, 1983.


				      /s/ John G. Sloneker
				      --------------------------------------
				      John G. Sloneker, Chairman of the
				      Board


				      /s/ William L. Woodall
				      --------------------------------------
				      William L. Woodall, Secretary

 Certificate of Amendments to the Articles of Incorporation of the Registrant as filed with the Ohio Secretary of State on November 21, 1986

		   CERTIFICATE OF AMENDMENTS TO THE ARTICLES
		 OF INCORPORATION OF OHIO CASUALTY CORPORATION
		 ---------------------------------------------


	John G. Sloneker, who is Chairman of the Board, and William L.

Woodall, who is secretary of the Ohio Casualty Corporation, hereby certify that the resolutions set forth immediately below were duly adopted at a special meeting of shareholders held on November 20, 1986 by an affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Company:

		RESOLVED, that Article FOURTH of the Articles of Incorporation of Ohio Casualty Corporation be, and the same hereby is, amended by deleting it in its entirety, and by adopting and substituting in its place a new Article FOURTH, which shall provide as follows:

		     FOURTH:  The authorized number of
		     shares of the corporation shall be
		     70,000,000, each with a par value of
		     twelve and one-half cents ($.125).  The
		     stated capital of each outstanding
		     share shall be equal to its par value.

		RESOLVED, that the Articles of Incorporation of Ohio Casualty Corporation be, and the same hereby are, amended by adding an Article
		THIRTEENTH, which article shall provide as follows:

		     THIRTEENTH:  Shareholders shall not
		     have the right to vote cumulatively in
		     the election of directors.

	IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of this 20th day of November, 1986.

					   /s/ John G. Sloneker
					   --------------------------------
					   John G. Sloneker,
					   Chairman of the Board


					   /s/ William L. Woodall
					   --------------------------------
					   William L. Woodall,
					   Secretary

     Certificate of Amendment to Amended Articles of Incorporation of the Registrant as filed with the Ohio Secretary of State on April 29, 1992

				CERTIFICATE
				     OF
		AMENDMENT TO AMENDED ARTICLES OF INCORPORATION
				     OF
			  OHIO CASUALTY CORPORATION
		 -------------------------------------------

	The undersigned hereby certify that:  (a) they are the duly elected,

qualified and acting President and Secretary, respectively, of Ohio Casualty

Corporation, an Ohio corporation (the "Company"); (b) the amendment to

Article FOURTH of the Amended Articles of Incorporation of the Company included in the resolution attached hereto and incorporated herein by reference was approved and recommended by the affirmative vote of at least two-thirds of the whole authorized number of directors of the Company at a meeting duly called and held on February 20, 1992, at which a quorum was at all times present; (c)

a meeting of the shareholders of the Company was duly called and held on April

15, 1992, at which meeting a quorum of shareholders was at all times present in person or by proxy; and (d) the resolution attached hereto and incorporated herein by reference was duly adopted at said meeting of shareholders by the affirmative vote of the holders of shares entitled to exercise more than a majority of the voting power of the Company on such resolution.

	IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of this 15th day of April, 1992.

					  /s/ Lauren N. Patch
					  ----------------------------------
					  Lauren N. Patch, President

					  /s/ Howard L. Sloneker III
					  ----------------------------------
					  Howard L. Sloneker III, Secretary

		RESOLVED, that Article FOURTH of the Company's Amended Articles of Incorporation be, and it hereby is, amended in its entirety to be as set forth in Appendix A to the Company's Proxy

		Statement dated March 9, 1992, which Appendix A is incorporated in this resolution by reference.

		Appendix A to the Company's Proxy Statement dated March 9, 1992, is set forth below:

				 APPENDIX A
				 ----------

		FOURTH: The authorized number of shares of the corporation is 70,000,000 common shares, each with a par value of twelve and one-half cents ($.125) (designated as "common shares") and 2,000,000 preferred shares, without par value (designated as "Preferred Shares"). The express terms of the shares of each class are as follows:

	       (A) EXPRESS TERMS OF THE COMMON SHARES. The common shares shall be subject to the express terms of the Preferred Shares and the express terms of any series thereof. Each common share shall be equal to every other common share. Subject to the provisions of applicable law and these Amended Articles, each common share shall entitle the holder thereof to one vote on each matter properly submitted to the shareholders for their vote, consent, waiver, release or other action. Subject to any rights to receive dividends or distributions to which the holders of Preferred Shares may be entitled, the holders of common shares shall be entitled to receive such dividends or distributions as may from time to time be declared by the Board of Directors of the corporation.

		(B) EXPRESS TERMS OF THE PREFERRED SHARES. The Preferred Shares may be issued from time to time in one or more series. All Preferred Shares shall be of equal rank and shall be identical, except in respect of the terms that may be fixed or changed by the Board of Directors of the corporation as hereinafter provided, and each share of a series of Preferred Shares shall be identical with all other shares of such series, except as to the dates from which dividends or distributions shall be cumulative. Subject to the provisions of this paragraph (B), which provisions shall apply to all Preferred Shares, the Board of Directors of the corporation is authorized to cause shares of Preferred Shares to be issued in one or more series and with respect to each such series to fix prior to the issuance of shares of such series (and thereafter, to the extent provided in clause (2) of this paragraph
(B)) the following:

		(1) The designation of the series, which may be by distinguishing number, letter or title;

		(2) The authorized number of shares of the series, which number the Board of Directors of the corporation may (except to the extent otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance of shares of such series (but not below the number of shares of such series then outstanding);

		(3)     The dividend or distribution rate of the series;

		(4) The dates of payment of dividends or distributions and the dates from which the dividends or distributions shall be cumulative;

		(5) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation;

		(6) The redemption rights and price or prices for shares of the series;

		(7) The sinking fund requirements for the purchase or redemption of shares of the series;

		(8)     The conversion rights of the shares of the series;

		(9) The restrictions on the issuance of shares of the same series or of any other class or series; and

		(10) Such other terms as the Board of Directors may from time to time be permitted by law to fix or change.

		The Board of Directors of the corporation is authorized to adopt from time to time amendments to these Amended Articles fixing or changing, with respect to each such series, the matters described in the preceding clauses (1) through (10), inclusive, of paragraph (B) above.

		Subject to the provisions of applicable law and these Amended Articles, each Preferred Share shall entitle the holder thereof to one vote on each matter properly submitted to the shareholders for their vote, consent, waiver, release or other action. Except as otherwise required by law or these Amended Articles, the common shares and the Preferred Shares shall be voted together as a single class.

    Certificate of Amendment to Amended Articles of Incorporation of the Registrant as filed with the Ohio Secretary of State on April 30, 1996

				 CERTIFICATE
				     OF
		AMENDMENT TO AMENDED ARTICLES OF INCORPORATION
				     OF
			   OHIO CASUALTY CORPORATION
		----------------------------------------------

	The undersigned hereby certify that:  (a) they are the duly elected,

qualified and acting President and Secretary, respectively, of Ohio Casualty

Corporation, an Ohio corporation (the "Company"); (b) the amendment to Article

FOURTH of the Amended Articles of Incorporation of the Company included in the resolution attached hereto and incorporated herein by reference was approved and recommended by the affirmative vote of, and in writings signed by, all of the directors of the Company; (c) a meeting of the shareholders of the Company was duly called and held on April 17, 1996, at which meeting a quorum of stockholders was at all times present in person or by proxy; and (d) the resolution attached hereto and incorporated herein by reference was duly adopted at said meeting of shareholders by the affirmative vote of the holders of shares entitled to exercise more than a majority of the voting power of the

Company on such resolution.

	IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of this 17th day of April, 1996.

					   /s/ Lauren N. Patch
					   -----------------------------------
					   Lauren N. Patch, President


					   /s/ Howard L. Sloneker III
					   -----------------------------------
					   Howard L. Sloneker III,Secretary

		RESOLVED, that the first sentence of Article
		FOURTH of the Company's Amended Articles of
		Incorporation be, and it hereby is, amended to be as follows, with all other provisions of said Article FOURTH to remain unchanged:

		FOURTH: The authorized number of shares of the corporation is 150,000,000 common shares, each with a par value of twelve and one-half cents ($.125) (designated as "common shares") and 2,000,000 preferred shares, without par value (designated as "Preferred Shares").

	     Amended Articles of Incorporation of the Registrant
	       (reflecting amendments through April 30, 1996)
    [for SEC reporting compliance purposes only -- not filed with the Ohio
			    Secretary of State]

		    AMENDED ARTICLES OF INCORPORATION
				    OF
		       OHIO CASUALTY CORPORATION



		FIRST:  The name of the corporation shall be Ohio Casualty
Corporation.

		SECOND: The place in Ohio where the principal office of the corporation is to be located is the City of Hamilton, County of Butler.

		THIRD: The purpose for which the corporation is formed is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98, inclusive, of the Ohio Revised Code.


		FOURTH: The authorized number of shares of the corporation is 150,000,000 common shares, each with a par value of twelve and one-half cents ($.125) (designated as "common shares") and 2,000,000 preferred shares, without par value (designated as "Preferred Shares").

		(A) EXPRESS TERMS OF THE COMMON SHARES. The common shares shall be subject to the express terms of the Preferred Shares and the express terms of any series thereof. Each common share shall be equal to every other common share. Subject to the provisions of applicable law and these Amended Articles, each common share shall entitle the holder thereof to one vote on each matter properly submitted to the shareholders for their vote, consent, waiver, release or other action. Subject to any rights to receive dividends or distributions to which the holders of Preferred Shares may be entitled, the holders of common shares shall be entitled to receive such dividends or distributions as may from time to time be declared by the Board of Directors of the corporation.

		(B) EXPRESS TERMS OF THE PREFERRED SHARES. The Preferred Shares may be issued from time to time in one or more series. All Preferred Shares shall be of equal rank and shall be identical, except in respect of the terms that may be fixed or changed by the Board of Directors of the corporation as hereinafter provided, and each share of a series of Preferred Shares shall be identical with all other shares of such series, except as to the dates from which dividends or distributions shall be cumulative. Subject to the provisions of this paragraph (B), which provisions shall apply to all Preferred Shares, the Board of Directors of the corporation is authorized to cause shares of Preferred Shares to be issued in one or more series and with respect to each such series to fix prior to the issuance of shares of such series (and thereafter, to the extent provided in clause (2) of this paragraph (B)) the following:

		(1) The designation of the series, which may be by distinguishing number, letter or title;

		(2) The authorized number of shares of the series, which number the Board of Directors of the corporation may (except to the extent otherwise provided in the creation of the series) increase or decrease from time to time before or after the issuance of shares of such series (but not below the number of shares of such series then outstanding);

		(3)     The dividend or distribution rate of the series;

		(4) The dates of payment of dividends or distributions and the dates from which the dividends or distributions shall be cumulative;

		(5) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation;

		(6) The redemption rights and price or prices for shares of the series;

		(7) The sinking fund requirements for the purchase or redemption of shares of the series;

		(8)     The conversion rights of the shares of the series;

		(9) The restrictions on the issuance of shares of the same series or of any other class or series; and

		(10) Such other terms as the Board of Directors may from time to time be permitted by law to fix or change.

		The Board of Directors of the corporation is authorized to adopt from time to time amendments to these Amended Articles fixing or changing, with respect to each such series, the matters described in the preceding clauses (1) through (10), inclusive, of paragraph (B) above.

		Subject to the provisions of applicable law and these Amended Articles, each Preferred Share shall entitle the holder thereof to one vote on each matter properly submitted to the shareholders for their vote, consent, waiver, release or other action. Except as otherwise required by law or these Amended Articles, the common shares and the Preferred Shares shall be voted together as a single class.

		FIFTH: The Board of Directors of the corporation, when evaluating any offer of another party to (A) purchase or otherwise acquire all or substantially all of the properties or assets of the corporation, (B) merge or consolidate the corporation with or into another corporation or another person, or (C) make a tender or exchange offer for any equity security of the corporation, may, in connection with the exercise of its judgment in determining what is in the best interests of the corporation and its shareholders, give due consideration to all relevant

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

factors, including without limitation (1) the social and economic effects of the proposed transaction on the employees, shareholders and other constituents of the corporation and its subsidiaries and on the communities in which the corporation and its subsidiaries operate or are located, (2) the fairness of the price or financial terms of the proposal, and (3) the relationship of the proposal to the value of the corporation in a transaction of a similar type resulting from arm's length negotiations.

		SIXTH: The Board of Directors shall have the power to cause the corporation from time to time to purchase, hold, sell, transfer or otherwise deal with its own shares or with any security or other promissory obligation which may be convertible into its own shares or may authorize the holder thereof to purchase its own shares, but such authority shall not limit the plenary authority of the Board of Directors to cause the corporation to purchase, sell, transfer or otherwise deal with securities and other promissory obligations which are not so convertible and do not so authorize.

		SEVENTH: A director of this corporation shall not be disqualified by his office from dealing or contracting with the corporation as vendor, purchaser, employee, agent, or otherwise, nor shall any transaction or contract or act of this corporation be void or voidable or in any way affected or invalidated by reason of the fact that any director of any firm of which any director is a member or any corporation of which any director is a shareholder or director is in any way interested in such transaction or contract or act, provided the fact that such director or such firm or such corporation is so interested shall be disclosed or shall be known to the Board of Directors or such members thereof as shall be present at any meeting of the Board of Directors at which action upon any such contract or transaction or act shall be taken; nor shall any such director be accountable or responsible to the corporation for or in respect to any such transaction or contract or act of this corporation or for any gains or profits realized by him by reason of the fact that he or any firm of which he is a member or any corporation of which he is a shareholder or director is interested in such transaction or contract or act; and any such director may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the corporation which shall authorize or take action in respect of any such contract or transaction or act, and may vote thereat to authorize, ratify or approve any such contract or transaction or act, with like force and effect as if he or any firm of which he is a member or any corporation of which he is a shareholder or director were not interested in such transaction or contract or act.

		EIGHTH: No shareholder of the corporation shall be entitled as such, as a matter of right, to preempt or subscribe for or purchase shares of any class, now or hereafter authorized, or to purchase or subscribe for securities or other promissory obligations convertible into or exchangeable for shares of the corporation or which by warrants or otherwise entitle the holder thereof to subscribe for or purchase any such shares, except such rights of subscription or purchase, if any, and at such price or prices and upon such terms and conditions as the Board of Directors may from time to time determine.

		NINTH: The Board of Directors may adopt amendments in respect of any unissued or treasury shares of any class and thereby fix or change:
the division of such shares into series and the designation and authorized number of shares of each series; the dividend rate;

the dates of payment of dividends and the dates from which they are cumulative; liquidation price; redemption price; sinking fund requirements; conversion rights, and rights on the issuance of shares of any class or series.

		TENTH: Notwithstanding any provision of the Ohio Revised Code requiring for any purpose the vote, consent, waiver or release of the holders of shares of the corporation entitling them to exercise two-thirds (2/3) or any other proportion of the voting power of the corporation or of any class or classes thereof, such action, unless expressly otherwise provided by statute, may be taken by the vote, consent, waiver or release of the holders of the shares entitling them to exercise not less than a majority of the voting power of the corporation or of such class or classes; provided, however, that unless two-thirds (2/3) of the whole authorized number of directors of the corporation shall recommend the approval of any of the following matters, the affirmative vote of the holders of shares entitling them to exercise not less than eighty percent (80%) of the voting power of the corporation entitled to vote thereon shall be required to adopt:

		(1) a proposed amendment to the articles of the corporation;

		(2) proposed new regulations, or an alteration, amendment or repeal of the regulations of the corporation;

		(3) an agreement of merger or consolidation providing for the merger or consolidation of the corporation with or into one or more other corporations;

		(4) a proposed combination or majority share acquisition involving the issuance of shares of the corporation and requiring shareholder approval;

		(5) a proposal to sell, lease or exchange all or substantially all of the property and assets of the corporation;

		(6)     a proposed dissolution of the corporation; or

		(7) a proposal to fix or change the number of directors by action of the shareholders of the corporation.

		The written objection of a director to any such matter submitted to the president or secretary of the corporation not less than three days before the meeting of shareholders at which any such matter is to be considered shall be deemed to be an affirmative vote by such director against such matter.

		ELEVENTH: (A) In addition to any affirmative vote required by any provision of the Ohio Revised Code or by any other provision hereof, the affirmative vote or consent of the holders of the greater of (a) four-fifths (4/5) of the outstanding common shares of the corporation entitled to vote thereon or (b) that fraction of such outstanding common shares having as the

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

numerator a number equal to the sum of (i) the number of outstanding common shares Beneficially Owned by Controlling Persons (as hereinafter defined) plus
(ii) two-thirds (2/3) of the remaining number of outstanding common shares, and as the denominator a number equal to the total number of outstanding common shares entitled to vote, shall be required for the adoption or authorization of a Business Combination (as hereinafter defined) unless:

		(1) The Business Combination will result in an involuntary sale, redemption, cancellation or other termination of ownership of all common shares of the corporation owned by shareholders who do not vote in favor of, or consent in writing to, the Business Combination and the cash or fair value of other readily marketable consideration to be received by such shareholders for such shares shall at least be equal to the Minimum Price Per Share (as hereinafter defined); and

		(2) A proxy statement responsive to the requirements of the Securities Exchange Act of 1934 shall be mailed to the shareholders of the corporation for the purpose of soliciting shareholder approval of the proposed Business Combination.

		(B) For purposes of this Article ELEVENTH, the following definitions shall apply:

		(1) "Affiliate" shall mean a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person.

		(2) "Associate" shall mean (i) any corporation or organization of which a Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of ten percent (10%) or more of any class of equity securities (ii) any trust or other estate in which a Person has a ten percent (10%) or greater individual interest of any nature or as to which a Person serves as trustee or in a similar fiduciary capacity, (iii) any spouse of a Person, and (iv) any relative of a Person, or any relative of a spouse of a Person, who has the same residence as such Person or spouse.

		(3)     "Beneficial Ownership" shall include without limitation
(i) all shares directly or indirectly owned by a Person, by an Affiliate of such Person or by an Associate of such Person or such Affiliate, (ii) all shares which such Person, Affiliate or Associate has the right to acquire through the exercise of any option, warrant or right (whether or not currently exercisable), through the conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement, and (iii) all shares as to which such Person, Affiliate or Associate directly or indirectly through any contract, arrangement, understanding, relationship or otherwise (including without limitation any written or unwritten agreement to act in concert) has or shares voting power (which includes the power to vote or to direct the voting of such shares) or investment power (which includes the power to dispose or to direct the disposition of such shares) or both.

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

		(4) "Business Combination" shall mean (i) any merger or consolidation of the corporation with or into a Controlling Person or an Affiliate of a Controlling Person or an Associate of such Controlling Person or Affiliate, (ii) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device of all or any Substantial Part of the assets of the corporation, including without limitation any voting securities of a Subsidiary, or of the assets of a Subsidiary, to a Controlling Person or Affiliate of a Controlling Person or Associate of such Controlling Person or Affiliate, (iii) any merger into the corporation, or into a Subsidiary, of a Controlling Person or an Affiliate of a Controlling Person or an Associate of such Controlling Person or Affiliate,
(iv) any sale, lease, exchange, transfer or other disposition to the corporation or a Subsidiary of all or any part of the assets of a Controlling Person or Affiliate of a Controlling Person or Associate of such Controlling Person or Affiliate but not including any dispositions of assets which, if included with all other dispositions consummated during the same fiscal year of the corporation by the same Controlling Person. Affiliates thereof and Associates of such Controlling Person or Affiliates, would not result in dispositions during such year by all such Persons of assets having an aggregate fair value (determined at the time of disposition of the respective assets) in excess of one percent (1%) of the total consolidated assets of the corporation (as shown on its certified balance sheet as of the end of the fiscal year preceding the proposed disposition); provided, however, that in no event shall any disposition of assets be excepted from shareholder approval by reason of the preceding exclusion if such disposition when included with all other dispositions consummated during the same and immediately preceding four (4) fiscal years of the corporation by the same Controlling Person, Affiliate thereof and Associates of such Controlling Person or Affiliates, would result in disposition by all such Persons of assets having an aggregate fair value (determined at the time of disposition of the respective assets) in excess of two percent (2%) of the total consolidated assets of the corporation (as shown of its certified balance sheet as of the end of the fiscal year preceding the proposed disposition), (v) any reclassification of the common shares of the corporation, or any recapitalization involving common shares of the corporation, consummated within five (5) years after a Controlling Person becomes a Controlling Person, and (vi) any agreement, contract or other arrangement providing for any of the transactions described in the definition of Business Combination.

		(5) "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

		(6) "Controlling Person" shall mean any Person who Beneficially Owns shares of the corporation entitling that Person to exercise twenty percent (20%) or more of the voting power of the corporation entitled to vote in the election of directors.

		(7) "Minimum Price Per Share" shall mean the sum of (a) the higher of (i) the highest gross per share price paid or agreed to be paid to acquire any common shares of the corporation Beneficially Owned by a Controlling Person, provided such payment or agreement to make payment was made within five (5) years immediately prior to the record date set to determine the shareholders entitled to vote or consent to the Business Combination in question, or (ii) the highest per share closing public market price for such common shares during such five

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

(5) year period, plus (b) the aggregate amount, if any, by which five percent (5%) for each year, beginning on the date on which such Controlling Person became a Controlling Person, of such higher per share price exceeds the aggregate amount of all common share dividends per share paid in cash since the date on which such Person became a Controlling Person. The calculation of the Minimum Price Per Share shall require appropriate adjustments for capital changes, including without limitation stock splits, stock dividends and reverse stock splits.

		(8) "Person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, any unincorporated organization a government or political subdivision thereof, and any other entity.

		(9) "Securities Exchange Act of 1934" shall mean the Securities Exchange Act of 1934, as amended from time to time as well as any successor or replacement statute.

		(10) "Subsidiary" shall mean any corporation more than twenty-five percent (25%) of whose outstanding securities entitled to vote for the election of directors are Beneficially Owned by the corporation and/or one or more Subsidiaries.

		(11) "Substantial Part" shall mean more than ten percent (10%) of the total assets of the corporation in question, as shown on its certified balance sheet as of the end of the most recent fiscal year ending prior to the time the determination is being made.

		(C) During any period in which there are one or more Controlling Persons, this Article ELEVENTH shall not be altered, changed or repealed unless the amendment effecting such alteration, change or repeal shall have received, in addition to any affirmative vote required by any provision of the Ohio Revised Code or by any other provisions hereof, the affirmative vote or consent of the holders of the greater of (a) four-fifths (4/5) of the outstanding common shares of the corporation entitled to vote thereon or (b) that fraction of such outstanding common shares having as the numerator a number equal to the sum of (i) the number of outstanding common shares Beneficially Owned by Controlling Persons plus (ii) two-thirds (2/3) of the remaining number of outstanding common shares, and as the denominator a number equal to the total number of outstanding common shares entitled to vote.

		TWELFTH: These Amended Articles take the place of and supersede the existing Articles of Ohio Casualty Corporation.

		THIRTEENTH: Shareholders shall not have the right to vote cumulatively in the election of directors.

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

		IN WITNESS WHEREOF, the above named officers, acting for and on behalf of the corporation, have subscribed their names this 23rd day of May, 1983.


					  /s/ John G. Sloneker
					  -----------------------------------
					  John G. Sloneker, Chairman of the
					  Board


					  /s/ William L. Woodall
					  -----------------------------------
					  William L. Woodall, Secretary




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